UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2008


                              Bosco Holdings, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-144509                98-0534794
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

26 Utkina Street, Apt. 10, Irkutsk, Russia                         664007
 (Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code: +7-3952-681-878

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On July 25, 2008 , RBSM, LLP, ("RBSM") resigned as independent registered public accounting firm of Bosco Holdings, Inc (formally Bosco Flooring Inc (the Company.

RBSM'S audit report on the Company's financial statements for the year ended March 31, 2008 and the period December 13, 2006 (date of inception) through March 31, 2008 contained an explanatory paragraph indicating that there was substantial doubt as to the Company's ability to continue as a going concern. Other than such statement, no report of RBSM on the financial statements of the Company for the past fiscal year contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for the year ended March 31, 2008 and through the date of resignation on July 25, 2008 there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of RBSM would have caused RBSM it to make reference to the subject matter in their report.

During the most recent fiscal year and through the period of July 25, 2008 there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished a copy of the above disclosure to RBSM and has requested that RBSM Furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of this letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

We engaged Moore and Associates, Chartered Accountants and Advisors, ("MOORE") as our new independent accountant on July 25, 2008. We did not consult with Moore prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     16.1      Letter from RBSM, LLP. Dated July 25, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BOSCO HOLDINGS INC.
                                          a Nevada corporation


                                          /s/ Alexander Dannikov
                                          ----------------------------------
                                          By: Alexander Dannikov, Director


DATED: July 25, 2008